UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023
MEDIFAST, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)
100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (410) 581-8042
N/A
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.    Other Events.

On December 13, 2023, Medifast, Inc. (the "Company") issued a press release announcing (i) that it, through and certain of its wholly owned subsidiaries entered into a collaboration agreement with LifeMD, Inc. (Nasdaq: LFMD) and (ii) an adjustment to the Company's capital allocation policy.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1
Medifast Initiates Business Transformation by Entering the Medically Supported Weight Loss Market through Collaboration with LifeMD, a Virtual Primary Care Provider, and Adjusting its Capital Allocation Policy

	104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer

Dated: December 13, 2023